UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 22, 2013

AZTECA ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-54443	45-2487011
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 N. Beverly Drive, Suite 300

Beverly Hills, CA 90210

(Address of principal executive office)

Registrant’s telephone number, including area code: (310) 553-7009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 22, 2013, Azteca Acquisition Holdings, LLC (the “Sponsor”) loaned $100,000 to Azteca Acquisition Corporation (“Azteca”) to fund working capital. In connection with the loan, Azteca executed a promissory note (the “Note”) in favor of the Sponsor.

The Note is non-interest bearing and is payable on the earlier of (i) the date on which Azteca consummates its initial business combination or (ii) April 6, 2013 (the “Due Date”). The principal balance may be prepaid at any time.

All amounts owed by Azteca under the Note become immediately due and payable upon an event of default, which includes Azteca’s failure to pay the principal amount due within five business days of the Due Date and Azteca’s voluntary or involuntary bankruptcy. Pursuant to the Note, the Sponsor waived all rights, title, interest or claim in, or to, any distribution of, or from, the trust account in which the proceeds from (i) Azteca’s initial public offering (“IPO”) and (ii) the sale of the warrants issued in a private placement that occurred prior to the effectiveness of the IPO were placed.

Azteca Acquisition Holdings, LLC is the sponsor and majority shareholder of Azteca Acquisition Corporation. Gabriel Brener, our Chief Executive Officer, President and Chairman of the Board of Directors, is the sole member of Azteca Acquisition Holdings, LLC.

The foregoing is a brief description of the material terms and conditions of the Note, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 8.01. Other Events.

Pursuant to its registration statement on Form S-4 (File No. 333-186210) declared effective on March 15, 2013, Hemisphere Media Group, Inc. (“Hemisphere”) registered the issuance of 19,583,334 shares of Class A common stock, par value $0.0001 per share (the “Hemisphere Class A common stock”), and 14,666,667 warrants to purchase Hemisphere Class A common stock, which shares and warrants will be issued in connection with the transactions contemplated by the Agreement and Plan of Merger dated January 22, 2013 by and among Azteca, Hemisphere, Cine Latino, Inc. (“Cinelatino”), InterMedia Español Holdings, LLC (“WAPA”), Hemisphere Merger Sub I, LLC, Hemisphere Merger Sub II, Inc. and Hemisphere Merger Sub III, Inc. (the “Merger Agreement”).  On March 26, 2013, Hemisphere filed a registration statement solely to register an additional 30,000 shares of Hemisphere Class A common stock that it may offer and issue in connection with the consummation of the transactions contemplated by the Merger Agreement. The maximum number of shares of Hemisphere Class A common stock that may be issued as a result of the Transaction  (as defined below) is now expected to be 19,613,334.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Promissory Note, dated March 22, 2013, made by Azteca Acquisition Corporation in favor of Azteca Acquisition Holdings, LLC.

Additional Information

On January 22, 2013, Azteca, WAPA, Cinelatino, Hemisphere, Hemisphere Merger Sub I, LLC, Hemisphere Merger Sub II, Inc. and Hemisphere Merger Sub III, Inc., entered into the Merger Agreement providing for the combination of Azteca, WAPA and Cinelatino (the “Transaction”) as indirect wholly-owned subsidiaries of Hemisphere, which will be a parent holding company.  Azteca has held and continues to hold presentations for certain stockholders of Azteca, as well as other persons who might be interested in investing in Azteca’s securities, in connection with the proposed Transaction.

In connection with the proposed Transaction, Azteca filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) that also constitutes a prospectus of Hemisphere.  The definitive proxy statement/prospectus has been declared effective by the SEC on March 15, 2013 and mailed to Azteca’s stockholders and warrantholders of record as of 5:00 p.m., Eastern Time, on March 10, 2013 for voting on the proposed Transaction and Warrant Amendment (as defined below), respectively.  Investors and Azteca stockholders and warrantholders are urged to read the definitive proxy statement/prospectus regarding the Transaction, the Merger Agreement and the proposed Assignment, Assumption and Amendment of Warrant Agreement (the “Warrant Amendment”) because it contains important information regarding Hemisphere and Azteca, the Transaction, the Merger Agreement, the Warrant Amendment and related matters.  You may obtain copies of all documents regarding the Transaction, the Merger Agreement, the Warrant Amendment and other documents filed by Azteca or Hemisphere with the SEC, free of charge, at the SEC’s website (www.sec.gov) or by sending a request to Azteca, 421 N. Beverly Drive, Suite 300, Beverly Hills, CA 90210, or by calling Azteca at (310) 553-7009.

Azteca, Cinelatino, WAPA and Hemisphere and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Azteca stockholders and warrantholders in connection with the Transaction under the rules of the SEC. Information about the directors and executive officers of Azteca may be found in its Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on March 18, 2013.  Information about the proposed directors and executive officers of Hemisphere and the interests of these participants in the Transaction are included in the definitive proxy statement/prospectus.

Forward-looking statements

This report may contain certain statements about Azteca, Cinelatino, WAPA and Hemisphere that are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  The forward-looking statements contained in this report may include statements about the expectations that the proposed Transaction can be effected before April 6, 2013, the date by which Azteca is required to consummate an initial business combination, or commence liquidation, the expected effects on Azteca, Cinelatino, WAPA and Hemisphere of the proposed Transaction, the anticipated timing and benefits of the proposed Transaction, the anticipated standalone or combined financial results of Azteca, Cinelatino, WAPA and Hemisphere and all other statements in this report other than historical facts. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “expect,” “positioned,” “strategy,” “future,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements.  These statements are based on the current expectations of the management of Azteca, Cinelatino, WAPA and Hemisphere (as the case may be) and are subject to uncertainty and changes in circumstance and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements.  In addition, these statements are based on a number of assumptions that are subject to change.  Such risks, uncertainties and assumptions include: (1) the satisfaction of the conditions to the proposed Transaction and other risks related to the completion of the proposed Transaction and actions related thereto; (2) the ability of Azteca, Cinelatino, WAPA and Hemisphere to complete the Transaction on anticipated terms and schedule, including the ability to obtain stockholder or regulatory approvals of the Transaction and related transactions; (3) risks relating to any unforeseen liabilities of Azteca, Cinelatino, WAPA and Hemisphere; (4) the amount of redemptions made by Azteca stockholders; (5) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects, businesses and management strategies and the expansion and growth of the operations of Azteca, Cinelatino, WAPA and Hemisphere; (6) Cinelatino’s and WAPA’s

ability to integrate successfully after the proposed Transaction and achieve anticipated synergies; (7) the risk that disruptions from the transaction will harm Cinelatino’s and WAPA’s businesses; (8) Azteca’s, Cinelatino’s, WAPA’s plans, objectives, expectations and intentions generally; and (9) other factors detailed in Azteca’s reports filed with the SEC, including its Annual Report on Form 10-K under the caption “Risk Factors.”  Forward-looking statements included herein are made as of the date hereof, and none of Azteca, Cinelatino, WAPA or Hemisphere undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZTECA ACQUISITION CORPORATION
Date: March 27, 2013

	By:	/s/ Juan Pablo Albán
	Name:	Juan Pablo Albán
	Title:	Secretary & Executive Vice President